BASIC AND DILUTED EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
BASIC EARNINGS PER SHARE (in full amount)
BASIC AND DILUTED EARNINGS PER SHARE

24. BASIC AND DILUTED EARNINGS PER SHARE

Basic earnings per share is computed by dividing profit for the year attributable to owners of the parent company amounting to Rp19,068 billion, Rp21,052 billion and Rp24,877 billion by the weighted average number of shares outstanding during the year totaling 99.062.216.600 shares for the years ended December 31, 2019, 2020 and 2021, respectively. The weighted average number of shares takes into account the weighted average effect of changes in treasury stock transactions during the year.

Basic earnings per share amounted to Rp192.49, Rp212.51, and Rp251.13 for the years ended December 31, 2019, 2020 and 2021, respectively. The Company does not have potentially dilutive financial instruments as of December 31, 2019, 2020 and 2021.